SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 11, 2002


                             COX TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                      0-08006                 86-0220617
(State or Other Jurisdiction of           (Commission              (IRS Employer
        Incorporation)                 Identification No.)          File Number)


69 McAdenville Road, Belmont, North Carolina                           28012
 (Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code (704) 825-8146


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

           99.1        President's Letter to Shareholders.

ITEM 9. REGULATION FD DISCLOSURE

Cox Technologies, Inc. mailed to shareholders of record on or about February 8, 2002 the following letter, attached hereto as Exhibit 99.1, regarding an overview and summary of the prior year's events.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: The forward-looking statement made above and identified by the words "expect," "should," "would" and "will" reflect the Company's reasonable judgments with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such factors include but are not limited to the Company's ability to obtain court approval of the settlement agreement. Other factors such as changes in tax laws, recessionary or expansive trends in the Company's markets, inflation rates and regulations and laws which affect the Company's ability to do business in its markets may also impact the outcome of the forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     COX TECHNOLOGIES, INC.


Date: February 11, 2002              By: /s/ Jack G. Mason
                                         ---------------------------------------
                                         Jack G. Mason
                                         Chief Financial Officer and Secretary